UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 22, 2005

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01               Entry into a Material Definitive Agreement.

On March 22, 2005, Gilead Sciences, Inc. entered into a licensing agreement with Japan Tobacco Inc. (JT) for the exclusive rights to develop and commercialize a novel HIV integrase inhibitor (JTK-303) in all countries of the world, excluding Japan, where JT will retain rights.  The agreement is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act.

A copy of the press release further describing this licensing agreement is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 22, 2005, entitled “Gilead and Japan Tobacco Sign Licensing Agreement for Novel HIV Integrase Inhibitor”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

Dated: March 22, 2005	By:	/s/ John C. Martin
John C. Martin
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated March 22, 2005, entitled “Gilead and Japan Tobacco Sign Licensing Agreement for Novel HIV Integrase Inhibitor”